EXHIBIT 99.1


disclaimer
IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

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

GSAMP 2007-H1
FIRST TIME HOME BUYER

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     Goldman Sachs


FIRST TIME HOME BUYER


Selection Criteria: FIRST TIME HOME BUYER
Table of Contents


 1.  Summary
 2.  Current Principal Balance
 3.  Current Rate
 4.  Credit Score
 5.  Lien
 6.  Original LTV
 7.  Documentation
 8.  Purpose
 9.  Occupancy
10.  Property Type
11.  State
12.  Zip
13.  Remaining Months to Maturity
14.  Amortization Type
15.  Initial Periodic Cap
16.  Periodic Cap
17.  Months to Rate Reset
18.  Life Maximum Rate
19.  Margin
20.  Interest Only Term



1. Summary

Scheduled Principal Balance: $116,750,339
Number of Mortgage Loans: 771
Average Scheduled Principal Balance: $151,427
Weighted Average Gross Coupon: 9.468%
Weighted Average Net Coupon: 8.958%
Weighted Average Original FICO Score: 638
Weighted Average Original LTV Ratio: 99.99%
Weighted Average Stated Remaining Term (months): 361
Weighted Average Seasoning (months): 4
Weighted Average Months to Roll: 27
Weighted Average Gross Margin: 7.140%
Weighted Average Initial Rate Cap: 2.560%
Weighted Average Periodic Rate Cap: 1.039%
Weighted Average Gross Maximum Lifetime Rate: 15.651%
Percentage of Loans with Silent Seconds: 0.00%
Non-Zero Weighted Average Back-Debt to Income Ratio: 42.92%
Percentage of Loans with Mortgage Insurance: 0.00%


2. Current Principal Balance

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Current Principal Balance   of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                13         $622,057       0.53%     10.64%         630        $47,851   100.00%    84.77%     100.00%
$50,001 - $75,000             128        8,199,688        7.02     10.003         634         64,060       100     87.55       99.18
$75,001 - $100,000            131       11,583,527        9.92      9.735         630         88,424     99.95     79.39       99.23
$100,001 - $125,000           105       11,897,764       10.19      9.623         628        113,312       100     80.12       96.17
$125,001 - $150,000           109       14,870,332       12.74      9.507         630        136,425     99.99     74.17       99.15
$150,001 - $200,000           114       19,783,408       16.95      9.572         639        173,539     99.99     58.78       93.67
$200,001 - $250,000            74       16,609,956       14.23      9.196         644        224,459       100     49.62         100
$250,001 - $300,000            38       10,419,530        8.92      9.287         638        274,198       100     70.38         100
$300,001 - $350,000            25        8,126,163        6.96      9.323         639        325,047       100      59.6         100
$350,001 - $400,000            15        5,563,065        4.76      9.242         649        370,871       100      39.9         100
$400,001 & Above               19        9,074,849        7.77       9.04         657        477,624       100     46.64         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


3. Current Rate

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Current Rate                of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                   5       $1,162,864       1.00%      7.33%         640       $232,573   100.00%    86.33%     100.00%
7.500 - 7.999                  24        5,478,073        4.69      7.791         672        228,253       100     56.71       97.12
8.000 - 8.499                  65       13,900,799       11.91      8.306         650        213,858       100     73.95         100
8.500 - 8.999                 123       20,114,726       17.23      8.782         643        163,534       100     72.41       97.88
9.000 & Above                 554       76,093,877       65.18     10.015         632        137,354     99.99     61.77       98.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


4. Credit Score

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Credit Score                of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                    15       $3,402,346       2.91%      8.70%         757       $226,823   100.00%    44.74%      88.21%
720 - 739                       9        2,095,335        1.79      8.552         731        232,815       100       8.2         100
700 - 719                      20        3,569,009        3.06      9.092         707        178,450       100         0         100
680 - 699                      40        6,258,778        5.36      8.724         690        156,469       100     47.88        96.9
660 - 679                      50        8,756,099         7.5      9.239         668        175,122     99.97     31.21       96.26
640 - 659                     105       15,547,765       13.32      9.639         648        148,074     99.99     40.26       98.08
620 - 639                     228       33,734,321       28.89       9.79         628        147,958       100        61       99.16
600 - 619                     304       43,386,686       37.16      9.445         609        142,719     99.99     96.11       98.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


5. Lien

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Lien                        of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                             771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


6. Original LTV

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Original LTV                of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 96.00                   1          $89,731       0.08%      9.57%         615        $89,731    95.24%   100.00%     100.00%
98.01 - 99.00                   2          272,513        0.23     10.227         667        136,257     98.61         0         100
99.01 - 100.00                768      116,388,095       99.69      9.466         638        151,547       100     65.19       98.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


7. Documentation

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Documentation               of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC                      553      $75,961,012      65.06%      9.31%         626       $137,362    99.99%   100.00%      97.54%
STATED DOC                    199       37,596,129        32.2      9.778         664        188,925     99.99         0         100
LIMITED DOC                    19        3,193,198        2.74       9.64         626        168,063       100         0       96.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


8. Purpose

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Purpose                     of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                      770     $116,539,377      99.82%      9.47%         638       $151,350    99.99%    65.18%      98.29%
CASHOUT REFI                    1          210,962        0.18      8.125         698        210,962       100         0         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Occupancy                   of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                757     $114,760,298      98.30%      9.47%         637       $151,599    99.99%    64.56%     100.00%
SECOND HOME                    12        1,781,785        1.53      9.482         655        148,482     99.99     93.34           0
INVESTOR                        2          208,256        0.18      9.834         750        104,128       100       100           0
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


10. Property Type

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Property Type               of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                 591      $79,455,945      68.06%      9.51%         635       $134,443    99.99%    67.35%      98.85%
PUD                            95       19,363,375       16.59      9.315         637        203,825     99.98        60       95.31
CONDO                          41        7,637,502        6.54      9.665         637        186,281       100     52.58       97.78
3-4 FAMILY                     16        4,939,909        4.23      9.483         673        308,744       100     57.64         100
2 FAMILY                       21        3,984,226        3.41      8.862         649        189,725     99.97     80.82         100
TOWNHOUSE                       7        1,369,382        1.17      9.628         648        195,626       100     54.49         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


11. State

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
State                       of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                             52      $12,706,565      10.88%      9.23%         660       $244,357   100.00%    44.01%      97.21%
TX                             86       11,066,235        9.48      9.584         627        128,677     99.98     68.27        97.5
GA                             63        8,221,057        7.04      9.851         634        130,493       100     66.32       88.15
PA                             65        7,394,778        6.33      9.056         644        113,766       100     73.23         100
MA                             21        6,234,712        5.34      9.448         670        296,891       100     53.05         100
TN                             44        5,429,905        4.65      9.504         629        123,407     99.97     71.42       97.66
NJ                             16        4,594,771        3.94      9.496         642        287,173       100     43.42         100
MD                             16        4,206,070         3.6      9.111         625        262,879       100     73.87         100
NC                             34        3,911,262        3.35      9.627         625        115,037       100     84.26         100
SC                             30        3,791,966        3.25      9.905         641        126,399       100     57.24         100
Other                         344       49,193,018       42.14      9.481         633        143,003     99.99     69.51       99.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


12. Zip

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Zip                         of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
95833                           2         $747,151       0.64%      8.89%         645       $373,575   100.00%     0.00%     100.00%
1841                            2          713,187        0.61      8.855         644        356,594       100       100         100
33898                           1          598,621        0.51       9.07         763        598,621       100         0         100
33193                           1          590,666        0.51        7.5         671        590,666     99.99       100         100
1605                            2          582,872         0.5      9.497         690        291,436       100       100         100
1603                            2          567,190        0.49      8.619         723        283,595       100     44.46         100
18301                           3          556,989        0.48      8.732         634        185,663       100       100         100
33138                           1          548,000        0.47        9.5         642        548,000       100         0         100
33067                           1          533,799        0.46      8.295         765        533,799       100         0         100
11234                           1          518,299        0.44       8.19         625        518,299       100       100         100
Other                         755      110,793,565        94.9      9.508         636        146,746     99.99     65.66        98.2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


13. Remaining Months to Maturity

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
Remaining Months             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
to Maturity                 of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                       1         $148,510       0.13%      8.34%         609       $148,510   100.00%   100.00%     100.00%
241 - 360                     748      111,402,458       95.42      9.455         637        148,934     99.99     65.61       98.21
421 - 480                      22        5,199,371        4.45      9.767         659        236,335       100     52.29         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


14. Amortization Type

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Amortization Type           of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                      193      $24,315,168      20.83%     10.04%         632       $125,985   100.00%    61.89%      96.46%
2 YR ARM 40/40                  7        1,433,469        1.23     10.252         631        204,781       100     47.71         100
2 YR ARM BALLOON 40/30         46        8,050,426         6.9      9.976         623        175,009       100     71.79       95.24
2 YR ARM BALLOON 50/30          7        1,072,223        0.92      9.473         633        153,175       100     72.03         100
2 YR ARM IO                    22        4,518,187        3.87       9.19         641        205,372       100     48.62       96.25
3 YR ARM                      200       28,935,457       24.78      9.268         626        144,677     99.98     76.93       98.91
3 YR ARM 40/40                 12        3,367,144        2.88      9.493         674        280,595       100     58.83         100
3 YR ARM BALLOON 40/30         63       12,782,089       10.95       9.29         628        202,890     99.97     71.63         100
3 YR ARM IO                    25        6,335,977        5.43      9.216         666        253,439       100     25.59         100
40 YR FIXED                     2          344,774         0.3     10.331         632        172,387       100         0         100
5 YR ARM                        2          457,490        0.39      7.922         705        228,745       100     37.57         100
5 YR ARM 40/40                  1           53,985        0.05      10.35         608         53,985       100       100         100
5 YR ARM BALLOON 50/30          3          450,242        0.39      9.603         614        150,081       100       100         100
FIXED                         171       21,910,487       18.77      9.139         654        128,132     99.99     64.26       98.81
FIXED BALLOON 40/30             8        1,127,734        0.97      9.567         652        140,967       100     70.09         100
FIXED BALLOON 45/30             5          630,888        0.54      8.806         656        126,178       100     66.56         100
FIXED IO                        4          964,600        0.83      8.881         683        241,150       100     51.69         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


15. Initial Periodic Cap

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Initial Periodic Cap        of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             190      $24,978,484      21.39%      9.16%         655       $131,466   100.00%    63.21%      98.96%
1.5                             3          386,393        0.33     10.649         658        128,798      99.4         0         100
2                             246       40,670,453       34.84      9.942         638        165,327       100     50.49       96.02
3                             329       50,264,768       43.05      9.228         630        152,780     99.99     77.96       99.78
5                               3          450,242        0.39      9.603         614        150,081       100       100         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


16. Periodic Cap

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Periodic Cap                of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             190      $24,978,484      21.39%      9.16%         655       $131,466   100.00%    63.21%      98.96%
1                             527       84,694,063       72.54      9.547         633        160,710     99.99     65.61       97.96
1.5                            54        7,077,792        6.06      9.613         637        131,070     99.97     65.08         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


17. Months to Rate Reset

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Months to Rate Reset        of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
<= 0                          190      $24,978,484      21.39%      9.16%         655       $131,466   100.00%    63.21%      98.96%
13 - 24                       275       39,389,473       33.74      9.923         631        143,234       100     62.15       96.41
25 - 36                       300       51,420,667       44.04      9.282         635        171,402     99.98      68.1       99.39
49 & Above                      6          961,716        0.82      8.845         657        160,286       100      70.3         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


18. Life Maximum Rate

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Life Maximum Rate           of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.000 - 0.000                 190      $24,978,484      21.39%      9.16%         655       $131,466   100.00%    63.21%      98.96%
13.000 - 13.499                 3          745,172        0.64      7.321         617        248,391       100       100         100
13.500 - 13.999                12        2,212,544         1.9      7.816         636        184,379     99.99     87.09       92.87
14.000 - 14.499                43        9,552,082        8.18      8.331         641        222,141       100     81.28         100
14.500 - 14.999                77       13,945,855       11.95      8.802         637        181,115       100     73.31       98.32
15.000 - 15.499                84       14,514,151       12.43      9.235         631        172,788       100     77.66       99.24
15.500 - 15.999               146       20,729,024       17.76      9.632         633        141,980     99.97     70.13       96.26
16.000 & Above                216       30,073,027       25.76     10.569         631        139,227     99.99     45.57        98.5
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


19. Margin

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Margin                      of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.000 - 0.000                 190      $24,978,484      21.39%      9.16%         655       $131,466   100.00%    63.21%      98.96%
0.001 - 4.999                   4          439,629        0.38       8.08         644        109,907     99.95       100       64.14
5.000 - 5.499                   7        1,706,717        1.46      8.901         666        243,817       100     76.99         100
5.500 - 5.999                  37        6,275,737        5.38      9.154         656        169,615       100     56.13       96.27
6.000 - 6.499                  63       11,194,187        9.59      9.272         639        177,686     99.98     70.36         100
6.500 - 6.999                 100       15,736,996       13.48      9.475         635        157,370       100     65.24       95.07
7.000 - 7.499                 138       21,922,009       18.78      9.768         627        158,855       100     59.59       98.21
7.500 - 7.999                 105       17,098,851       14.65      9.618         630        162,846       100     58.16       99.01
8.000 - 8.499                 111       15,651,461       13.41      9.708         629        141,004       100     77.17         100
8.500 - 8.999                  16        1,746,269         1.5      9.748         615        109,142     99.67     95.42         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------


20. Interest Only Term

                                                       Pct. Of                 Weighted                Weighted
                                                       Pool By     Weighted      Avg.        Avg.        Avg.      Pct.        Pct.
                             Number      Principal    Principal   Avg. Gross   Original    Principal   Original    Full       Owner
Interest Only Term          of Loans      Balance      Balance      Coupon       FICO       Balance      LTV       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             720     $104,931,575      89.88%      9.50%         636       $145,738    99.99%    68.28%      98.26%
60                             41        9,936,364        8.51      9.279         658        242,350       100      36.1       98.29
120                            10        1,882,400        1.61       8.65         659        188,240       100     38.75         100
------------------------------------------------------------------------------------------------------------------------------------
Total:                        771     $116,750,339     100.00%      9.47%         638       $151,427    99.99%    65.06%      98.30%
------------------------------------------------------------------------------------------------------------------------------------